Exhibit 10.3

                  Amendment to Cost Sharing and Administrative
                               Services Agreement





     This Amendment to Cost Sharing and Administrative Services Agreement (the "Amendment") dated as of January 2, 1997 by and among PSCC, Inc., a California corporation ("PSCC"), and each of the entities listed on the signature pages hereof under the designation "Owners" (the "Owners"):

                                    RECITALS:

     A. PSCC and the Owners (other than American Office Park Properties, L.P.) are parties to the Cost Sharing and Administrative Services Agreement dated as of November 16, 1995 (the "Original Agreement").

     B. The parties to this Amendment desire to add American Office Park Properties, L.P. ("AOPP") as a party to the Original Agreement on the terms set forth in this Amendment.

     Now, therefore, the parties agree as follows:

     1. AOPP is hereby added as a party to the Original Agreement as one of the Owners for all purposes and is hereby included on Schedules B and C to the Original Agreement. Amended and restated Schedules B and C are attached to this Amendment.

     2. Notwithstanding section 5(a) of the Original Agreement, the Original Agreement, as amended, shall not be terminable as to AOPP until the fifth anniversary of this Amendment. Thereafter, the Original Agreement, as amended, shall expire in accordance with section 5(a) of the Original Agreement.

     3. Section 12 of the Original Agreement is hereby amended in its entirety to read as follows:

     "12. Property Management Agreements With PSI and AOPP

     Certain of the Owners have entered into management agreements with PSI and AOPP, pursuant to which PSI or AOPP provides property management services with respect to Properties owned by such Owner (the "Management Agreements"). Each such Owner acknowledges and agrees that (i) PSCC shall not be responsible for the performance or failure to perform of PSI or AOPP under the Management Agreements, (ii) PSI and AOPP shall not be responsible for the performance or failure to perform of PSCC under this Agreement, and (iii) the compensation of PSCC under this Agreement is separate from and in addition to the compensation of PSI or AOPP under the Management Agreements. The compensation of PSCC will not be reduced by the compensation of PSI or AOPP under the Management Agreements, and the compensation of PSI or AOPP under the Management Agreements will not be reduced by the compensation of PSCC under this Agreement." 4. Except as provided by this Amendment, all of the terms of the Original Agreement are hereby ratified and affirmed. IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                  "PSCC" PSCC, INC.


                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn, Controller
                                           701 Western Avenue
                                           Glendale, California 91201

                                  "Owners"
                                  PUBLIC STORAGE, INC.




                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn, Vice President
                                           701 Western Avenue
                                           Glendale, California 91201
                                  PUBLIC STORAGE PROPERTIES XI, INC.




                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn
                                           Chief Financial Officer
                                           701 Western Avenue
                                           Glendale, California 91201
                                  PUBLIC STORAGE PROPERTIES XIV, INC.




                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn
                                           Chief Financial Officer
                                           701 Western Avenue
                                           Glendale, California 91201
                                  PUBLIC STORAGE PROPERTIES XV, INC.




                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn
                                           Chief Financial Officer
                                           701 Western Avenue
                                           Glendale, California 91201
                                  PUBLIC STORAGE PROPERTIES XVI, INC.




                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn
                                           Chief Financial Officer
                                           701 Western Avenue
                                           Glendale, California 91201
                                  PUBLIC STORAGE PROPERTIES XVII, INC.

                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn
                                           Chief Financial Officer
                                           701 Western Avenue
                                           Glendale, California 91201
                                PUBLIC STORAGE PROPERTIES XVIII, INC.




                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn
                                           Chief Financial Officer
                                           701 Western Avenue
                                           Glendale, California 91201
                                  PUBLIC STORAGE PROPERTIES XIX, INC.




                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn
                                           Chief Financial Officer
                                           701 Western Avenue
                                           Glendale, California 91201
                                  PUBLIC STORAGE PROPERTIES XX, INC.




                                  By:      /s/ David P. Singelyn
                                           ------------------------------
                                           David P. Singelyn
                                           Chief Financial Officer
                                           701 Western Avenue
                                           Glendale, California 91201

                                  PS PARTNERS, LTD.,
                                  a California Limited Partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:     /s/ David P. Singelyn
                                                   ----------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PS PARTNERS II, LTD.,
                                  a California Limited Partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                    ---------------------------
                                                    David P. Singelyn
                                                    Vice President
                                                    701 Western Avenue
                                                    Glendale, California 91201
                                  PS PARTNERS III, LTD.,
                                  a California Limited Partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                    ---------------------------
                                                    David P. Singelyn
                                                    Vice President
                                                    701 Western Avenue
                                                    Glendale, California 91201
                                  PS PARTNERS IV, LTD.,
                                  a California Limited Partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                    ---------------------------
                                                    David P. Singelyn
                                                    Vice President
                                                    701 Western Avenue
                                                    Glendale, California 91201

                                  PS PARTNERS V, LTD.,
                                  a California Limited Partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                    ---------------------------
                                                    David P. Singelyn
                                                    Vice President
                                                    701 Western Avenue
                                                    Glendale, California 91201
                                  PS PARTNERS VI, LTD.,
                                  a California Limited Partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                    ---------------------------
                                                    David P. Singelyn
                                                    Vice President
                                                    701 Western Avenue
                                                    Glendale, California 91201
                                  PS PARTNERS VII, LTD.,
                                  a California Limited Partnership
                                  By:      Public Storage, Inc.,
                                           General Partner



                                           By:      /s/ David P. Singelyn
                                                    ---------------------------
                                                    David P. Singelyn
                                                    Vice President
                                                    701 Western Avenue
                                                    Glendale, California 91201
                                  PS PARTNERS VIII, LTD.,
                                  a California Limited Partnership
                                  By:      Public Storage, Inc.,
                                           General Partner



                                           By:      /s/ David P. Singelyn
                                                    ---------------------------
                                                    David P. Singelyn
                                                    Vice President
                                                    701 Western Avenue
                                                    Glendale, California 91201

                                  CONNECTICUT STORAGE FUND,
                                  a California Limited Partnership
                                  By:      PSI Institutional Advisors, Inc.,
                                           General Partner



                                           By:     /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  METROPUBLIC STORAGE FUND,
                                  a California Limited Partnership
                                  By:      PSI Institutional Advisors, Inc.,
                                           General Partner



                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE INSTITUTIONAL FUND,
                                  a California Limited Partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                    David P. Singelyn
                                                    Vice President
                                                    701 Western Avenue
                                                    Glendale, California 91201
                                  PUBLIC STORAGE INSTITUTIONAL FUND II,
                                  a California Limited Partnership
                                  By:      PSI Institutional Advisors, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                  ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE INSTITUTIONAL FUND III,
                                  a California Limited Partnership
                                  By:      PSI Institutional Advisors, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201

                                  PS CO-INVESTMENT PARTNERS,
                                  a general partnership
                                  By: Public Storage Institutional Fund IV, a California Limited Partnership
                                           By:  PSI Institutional Advisors, Inc.
                                                General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  By:      Diversified Storage Venture Fund,
                                           a California Limited Partnership
                                           By:      Public Storage, Inc.
                                                    General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE PARTNERS, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE PARTNERS II, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner





                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201

                                  PUBLIC STORAGE PROPERTIES, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner



                                     By:      /s/ David P. Singelyn
                                              ---------------------------
                                              David P. Singelyn,  Vice President
                                              701 Western Avenue
                                              Glendale, California 91201
                                  PUBLIC STORAGE PROPERTIES IV, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                     By:      /s/ David P. Singelyn
                                              ---------------------------
                                              David P. Singelyn,  Vice President
                                              701 Western Avenue
                                              Glendale, California 91201
                                  PUBLIC STORAGE PROPERTIES V, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                     By:      /s/ David P. Singelyn
                                              ---------------------------
                                              David P. Singelyn,  Vice President
                                              701 Western Avenue
                                              Glendale, California 91201
                                  PUBLIC STORAGE MID-ATLANTIC, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE MID-ATLANTIC II, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201

                                  PS MINI-WAREHOUSE FUND I-X
                                  By:      PSI Institutional Advisors, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE GERMAN FUND II, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE EURO FUND III, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE EURO PARTNERSHIP IV,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE EURO PARTNERSHIP V,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201

                                  PUBLIC STORAGE EURO PARTNERSHIP VI,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE EURO PARTNERSHIP VII,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE EURO PARTNERSHIP VIII,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE EURO PARTNERSHIP IX,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE EURO PARTNERSHIP X,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201

                                PUBLIC STORAGE EURO PARTNERSHIP XI,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE EURO PARTNERSHIP XII,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE EURO PARTNERSHIP XIII,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE BENELUX PARTNERS I, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE BENELUX PARTNERSHIP V, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201

                                  PUBLIC STORAGE CRESCENT FUND, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE GLENDALE FREEWAY, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  PUBLIC STORAGE ALAMEDA, LTD.,
                                  a California limited partnership
                                  By:      Public Storage, Inc.,
                                           General Partner




                                           By:      /s/ David P. Singelyn
                                                   ---------------------------
                                                   David P. Singelyn, Controller
                                                   701 Western Avenue
                                                   Glendale, California 91201
                                  AMERICAN OFFICE PARK PROPERTIES, L.P.,
                                  a California limited partnership
                                  By: American Office Park Properties, Inc., General Partner




                                       By:      /s/Ronald L. Havner, Jr.
                                               ---------------------------
                                               Ronald L. Havner, Jr., President
                                               701 Western Avenue
                                               Glendale, California 91201

                                   SCHEDULE A


ACCOUNTING AND FINANCE
----------------------
    Property accounting and finance, including producing general ledgers and income statements
    Corporate tax
    Financial reporting
    Cash control
    Compliance with applicable statutes, ordinances, laws, rules, regulations ADMINISTRATIVE SERVICES
-----------------------
    Employee relations
    Property tax appeals
    Yellow page advertising
     Management information systems
     Hotline/CHAMP
     Acquisition of furniture, fixtures and supplies
     Insurance, including filing and managing insurance claims and administering entity level insurance
     Selection  of  vendors,  suppliers,  contractors,   subcontractors  and
     employees Negotiation and execution of agreements related to utilities, service, concessions, supplies, maintenance, operation and repair
MANAGEMENT
----------
       Legal
       Marketing
       Training
       Investor services, including answering investor's questions and sending correspondence and financial reports to investors and coordinating efforts of outside transfer agents
       Institutional Realty
       Maintenance, repair and landscaping
PROJECT PERSONNEL
-----------------
       Resident managers
       District managers
       Relief managers
       Maintenance managers
MISCELLANEOUS
-------------
       PSCP facilities support

                                   SCHEDULE B


                  Public Storage Properties XI, Inc.
                  Public Storage Properties XIV, Inc.
                  Public Storage Properties XV, Inc.
                  Public Storage Properties XVI, Inc.
                  Public Storage Properties XVII, Inc.
                  Public Storage Properties XVIII, Inc.
                  Public Storage Properties XIX, Inc.
                  Public Storage Properties XX, Inc.
                  American Office Park Properties, L.P.

                                   SCHEDULE C


                  Public Storage, Inc.

                  Public Storage Properties XI, Inc.

                  Public Storage Properties XIV, Inc.

                  Public Storage Properties XV, Inc.

                  Public Storage Properties XVI, Inc.

                  Public Storage Properties XVII, Inc.

                  Public Storage Properties XVIII, Inc.

                  Public Storage Properties XIX, Inc.

                  Public Storage Properties XX, Inc.

                  PS Partners, Ltd.

                  PS Partners II, Ltd.

                  PS Partners III, Ltd.

                  PS Partners IV, Ltd.

                  PS Partners V, Ltd.

                  PS Partners VI, Ltd.

                  PS Partners VII, Ltd.

                  PS Partners VIII, Ltd.

                  Connecticut Storage Fund

                  Metropublic Storage Fund

                  Public Storage Institutional Fund

                  Public Storage Institutional Fund II

                  Public Storage Institutional Fund III

                  PS Co-Investment Partners

                  Public Storage Partners, Ltd.

                  Public Storage Partners II, Ltd.

                  Public Storage Properties, Ltd.

                  Public Storage Properties IV, Ltd.

                  Public Storage Properties V, Ltd.

                  Public Storage Mid-Atlantic, Ltd.

                  Public Storage Mid-Atlantic II, Ltd.

                  Public Storage Mini-Warehouse Fund I-X

                  Public Storage German Fund II, Ltd.

                  Public Storage Euro Fund III, Ltd.

                  Public Storage Euro Partnership IV, Ltd.

                  Public Storage Euro Partnership V, Ltd.

                  Public Storage Euro Partnership VI, Ltd.

                  Public Storage Euro Partnership VII, Ltd.

                  Public Storage Euro Partnership VIII, Ltd.

                  Public Storage Euro Partnership IX, Ltd.

                  Public Storage Euro Partnership X, Ltd.

                  Public Storage Euro Partnership XI, Ltd.

                  Public Storage Euro Partnership XII, Ltd.

                  Public Storage Euro Partnership XIII, Ltd.

                  Public Storage Benelux Partners I, Ltd.

                  Public Storage Benelux Partnership V, Ltd.

                  Public Storage Crescent Fund, Ltd.

                  Public Storage Glendale Freeway, Ltd.

                  Public Storage Alameda, Ltd.

                  American Office Park Properties, L.P.